UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 16, 2007
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On January 18, 2007, the Company issued an aggregate of 774,352 shares of its common stock to two (2) holders of the Company’s Series C2 Convertible Preferred Stock upon such holders’ conversion of 726 shares of the Company’s Series C2 Convertible Preferred Stock.

On January 17, 2007, the Company issued 162,593 shares of its common stock to a holder of the Company’s Series C2 Convertible Preferred Stock upon such holders’ conversion of 150 shares of the Company’s Series C2 Convertible Preferred Stock.

On January 16, 2007, the Company issued 163,807 shares of common stock to a holder of the Company’s Series C2 Convertible Preferred Stock upon such holders’ conversion of 150 shares of the Company’s Series C2 Convertible Preferred Stock.

The shares issued upon the conversions described above were issued to existing security holders and no commission or other remuneration was paid or given directly or indirectly for soliciting such conversions. Accordingly, the issuance of such shares of common stock was made pursuant to an exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

As previously disclosed in the Company’s Form 8-K filed on December 15, 2006, the Company was previously considering a private sale of up to $6,000,000 aggregate principal amount of senior unsecured convertible debentures to an accredited investor. Although the Company is no longer considering that transaction, the Company is now engaged in discussions regarding a possible private placement of up to $6,000,000 aggregate principal amount of convertible debentures (“Convertible Debentures”) to a different accredited investor (the “Investor”) in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and Regulation D promulgated thereunder (the “Private Placement”).

The terms of the Private Placement now being considered by the Company provide that (i) the Convertible Debentures would be convertible into shares of the Company’s common stock at a per share price equal to 135% of the market price of the common stock and (ii) under certain circumstances, the Company and/or the Investor would be entitled to elect to convert a portion of the Convertible Debentures at a per share price equal to 91% of the market price. As currently proposed, subject to the satisfaction of certain conditions, the Company or the Investor could also elect to have up to an additional $4,000,000 aggregate principal amount of Convertible Debentures issued within 18 months after the closing of the Private Placement.

Under existing agreements, the Company is required to notify certain security holders of their right to acquire a portion of the Convertible Debentures in the Private Placement.

There can be no assurance that the Company will commence or complete the Private Placement on the terms described above or at all. The disclosure under this Item 7.01 is being provided pursuant to and in accordance with Rule 135c under the Securities Act.

Neither the issuance of the Convertible Debentures nor the issuance of shares of Common Stock upon conversion of the Convertible Debentures will be registered under the Securities Act and may not be offered or sold in the United States absent such registration or an applicable exemption from such registration requirements. The disclosure under this Item 7.01 does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sale of any such securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

The information disclosed under this Item 7.01 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information disclosed under this Item 7.01 shall not be deemed an admission as to the materiality of any information that may be required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views about future events and are subject to risks. Forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate,” “on target” and similar expressions identifying forward-looking statements, although not all forward-looking statements contain such terms and phrases. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations, and the Company expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of the Company’s hydrogen fuel storage and delivery system; (ii) the cost and commercial availability of the quantities of raw materials required by the hydrogen fuel storage and delivery systems; (iii) competition from current, improving and alternative power technologies; (iv) the Company’s ability to raise capital at the times, in the amounts and at the costs and terms that are acceptable to fund the development and commercialization of its hydrogen fuel storage and delivery system and its business plan; (v) the Company’s ability to protect its intellectual property; (vi) the Company’s ability to achieve budgeted revenue and expense amounts; (vii) the Company’s ability to generate revenues from the sale or license of, or provision of services related to, its technology; (viii) the Company’s ability to form strategic alliances or partnerships to help promote its technology and achieve market acceptance; (ix) the Company’s ability to generate design, engineering or management services revenue opportunities in the hydrogen generation or fuel cell markets; (x) the Company’s ability to secure government funding of its research and development and technology demonstration projects; and (xi) other factors discussed under the caption “Risk Factors” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.
                                    (Registrant)

By: John D. Giolli
Name: John D. Giolli, CPA
Title: Chief Financial Officer

Date: January 18, 2007